Fees Summary	Jul. 24, 2025 USD ($)
Fees Summary [Line Items]
Previously Paid Amount	$ 0
Total Fee Amount	588.36
Total Transaction Valuation	3,843,000.00
Total Offset Amount	0
Net Fee	$ 588.36